UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 20, 2008

CHINA HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or Other Jurisdiction of Incorporation)

333-119034	98-0432681
(Commission File Number)	(IRS Employer Identification No.)

101 Convention Center Drive, Suite 700 Las Vegas, Nevada	89109
(Address of Principal Executive Offices)	(Zip Code)

Julianna Lu, BSc. MSc.
Chief Executive Officer

101 Convention Center Drive, Suite 700, Las Vegas, NV 89109-2001
(Address of principal executive offices) (Zip Code)
8E-C2, Global Trade Mansion, No.9A, GuangHua Road, Chaovang District,
Beijing PR China 100020
Issuer’s telephone Number: 86-10-6586-4790

Mailing Address
Suite 601 - 110 DaiYouBeiLi, HaiDian District, Beijing PR China 100091
Issuer’s telephone Number: 86-10-6586-4790

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 19, 2008, the Board of Directors of both China Holdings, Inc. and its’ controlled subsidiary: China Power, Inc. ( together ( “ the Company”) have agreed to file China Power, Inc.’s Form S-1 Registration Statement with UNITED STATES SECURITIES AND EXCHANGE COMMISSION in 2009 as an IPO (“ Initial Public Offering”) legal processing and IPO Prospectus.

On November 19, 2008, the Board of Directors of both China Holdings, Inc. and its’ controlled subsidiary: China Power, Inc. have also agreed to issue a 3% - 4% stocks dividends of China Power, Inc. to all stockholders of China Holdings, Inc. China Power’s 3% - 4% stocks dividends issurance date will be the date when China Power, Inc. is going to file with SEC Form S1 registration statement in 2009. The Company will issue a public press release and file with SEC Form 8-K for China Power’s 3% - 4% stocks dividends issurrance in 2009.

China Power, Inc. , a controlled subsidiary of China Holdings, Inc., intends to capture China's growing energy, renewable energy, and environment protection projects domestically and worldwide. China Power intends to engage in business activities and investments in wind energy power plants, hydropower plants, biomass energy projects and companies in China and throughout the world primarily through mergers and acquisitions, joint-venture partnerships with wind energy power plants, hydro-power plants, biomass energy projects and companies in China and throughout the world. China Power’s advanced wind energy, biomass waste to energy, and hydro-power renewable energy strategy and plan is expected to improve the technical, societal, and environmental benefits of wind energy, hydropower, biomass waste to energy and to exploit investment and business opportunities in the cost-competitive wind energy, hydropower and biomass waste to energy industries in China and throughout the world, with a focus towards building long-term shareholder value. China Power intends to seek financing to fund its wind energy, hydropower and biomass energy power plants/projects.  Financing transactions may include the issuance of equity or debt securities, obtaining credit facilities, or other financing mechanisms.

THE INNER MONGOLIA 1ST ONTINUTE WIND ENERGY POWER PLANTS/PROJECTS ( 298.8 - 996 Mega Watts) on 200 Square KM Lands

On September 3, 2008, China Power, Inc., China Holdings, Inc.’s controlled subsidiary (“China Power”), entered into a Three (3) Years Development and Construction Agreement (the “Construction Agreement”) with Ontniute Government (“Ontniute”), Inner Mongolia, People’s Republic of China, pursuant to which China Power was granted the exclusive right to develop and construct  THE INNER MONGOLIA ONTINUTE WIND ENERGY POWER PLANTS/PROJECTS with power capacity of 298.8 megawatt ( 6 x 49.8 megawatt), and a potential up to 996 megawatt ( 20 x 49.8MW) wind energy power capacity . Specifically, under the Construction Agreement, Ontniute has agreed to provide China Power with :1). Exclusive and First Refusal Rights with non-competition and non-solicit terms, 2). The land rights for up to 200 square KM (Kilo meters) of land, to develop THE INNER MONGOLIA ONTINUTE WIND ENERGY POWER PLANTS/PROJECTS with power capacity of 298.8 megawatt ( 6 x 49.8 megawatt), and a potential up to 996 megawatt ( 20 x 49.8MW) wind energy power capacity . Conversely, China Power has committed to invest up to 2700 million Yuan ( with 35% in cash equity investment and 65% bank loans) towards the development and construction of the power plants.

In addition to the foregoing, according to the China Central Government’s currently alternative energy laws related to Wind Energy Projects, under the Construction Agreement, Chinese Government has guaranteed (i) the financing for up to 65% of the total 2700 million Yuan through a local bank at a preferred interest rate to China Power committed to the development of the power plants, ii) that 100% of the electricity power generated by the Wind Energy plants shall be purchased by the China State Grid at a purchase price of between 0.50 and 0.55 Yuan, per kilowatt plus 4-5% increase annually as inflation, with a 25 - 30 years state-grid Power Purchase Contract with additional renewable terms (iii) THE INNER MONGOLIA ONTINUTE WIND ENERGY POWER PLANTS/PROJECTS have the designated 298.8 megawatt ( 6 x 49.8 MW) wind energy power capacity, and a potential up to 996 megawatt ( 20 x 49.8 MW) wind energy power capacity (iv) China Power’s rights under the Construction Agreement are exclusive with non-competition/non-solicit terms. The Construction Agreement also provides that Ontinute  shall be responsible for securing all necessary government approvals and ensuring the supply of all required utilities, such as electricity, water, communications and roadways, and China Power shall be responsible for obtaining all required financing for the plants and operating the plants with the most advanced technology available. The development and construction of the plants are estimated to take approximately three (3) years.

THE INNER MONGOLIA 2ND ONTINUTE WIND ENERGY POWER PLANTS/PROJECTS ( 298.8 - 996 Mega Watts) on additional 200 Square KM Lands

On September 16, 2008, China Power, Inc., China Holdings, Inc.’s controlled subsidiary (“China Power”), entered into a 2nd agreement of a Four (4) Years Development and Construction Agreement (the “Construction Agreement”) with Ontniute Government (“Ontniute”), Inner Mongolia, People’s Republic of China, pursuant to which China Power was granted the exclusive right to develop and construct  THE INNER MONGOLIA 2nd ONTINUTE WIND ENERGY POWER PLANTS/PROJECTS with power capacity of 298.8 megawatt ( 6 x 49.8 megawatt), and a potential up to 996 megawatt ( 20 x 49.8 MW) wind energy power capacity . Specifically, under the Construction Agreement, Ontniute has agreed to provide China Power with :1). Exclusive and First Refusal Rights with non-competition and non-solicit terms, 2). The land rights for up to a 2nd of 200 square KM (Kilo meters) of land in a 2nd defined areas , to develop THE INNER MONGOLIA 2nd ONTINUTE WIND ENERGY POWER PLANTS/PROJECTS with power capacity of 298.8 megawatt ( 6 x 49.8 megawatt), and a potential up to 996 megawatt ( 20 x 49.8MW) wind energy power capacity . Conversely, China Power has committed to invest up to 2700 million Yuan ( with 35% in cash equity investment and 65% bank loans) towards the development and construction of the power plants.

In addition to the foregoing, according to the China Central Government’s currently alternative energy laws related to Wind Energy Projects, under the Construction Agreement, Chinese Government has guaranteed (i) the financing for up to 65% of the total 2700 million Yuan through a local bank at a preferred interest rate to China Power committed to the development of the power plants, ii) that 100% of the electricity power generated by the Wind Energy plants shall be purchased by the China State Grid at a purchase price of between 0.50 and 0.55 Yuan, per kilowatt plus 4-5% increase annually as inflation, with a 25 - 30 years state-grid Power Purchase Contract with additional renewable (iii) THE INNER MONGOLIA 2nd ONTINUTE WIND ENERGY POWER PLANTS/PROJECTS have the designated 298.8 megawatt ( 6 x 49.8 MW) wind energy power capacity, and a potential up to 996 megawatt ( 20 x 49.8 MW) wind energy power capacity (iv) China Power’s rights under the Construction Agreement are exclusive with non-competition/non-solicit terms.

The Construction Agreement also provides that Ontinute  shall be responsible for securing all necessary government approvals and ensuring the supply of all required utilities, such as electricity, water, communications and roadways, and China Power shall be responsible for obtaining all required financing for the plants and operating the plants with the most advanced technology available. The development and construction of the plants are estimated to take approximately three (3) years.

TaiHu Biomass Energy Power/Plant (50MW) Investment Construction Agreement

On October 28, 2007, China Power entered into a Development and Construction Agreement (the “Construction Agreement”) with TaiHu County Government (“TaiHu”), AnHui Province, People’s Republic of China, pursuant to which China Power was granted the exclusive right to develop and construct a 50 megawatt biomass energy power plant. Specifically, under the Construction Agreement, TaiHu has agreed to provide China Power with the land rights for up to 200 MU, or 133,400 square meters of land, to develop a biomass energy power plant. China Power has committed to invest up to 580 million Yuan, or approximately $81,586,000 towards the development of the power plant.

In addition to the foregoing, according to the China Central Government’s currently alternative energy laws related to Biomass Energy Projects, under the Construction Agreement, TaiHu has guaranteed (i) the financing for up to 65% of the 580 million Yuan China Power has committed to the development of the power plant through a local bank at a preferred interest rate, (ii) that 100% of the power generated by the Biomass Energy plant shall be purchased by the China State Grid at a purchase price of between 0.60 and 0.65 Yuan, or approximately $0.09 and $0.08, per kilowatt, (iii) this TaiHu Biomass Energy Power Generation Plant/project has designated with a total potential of 400 million KW/hr power generation capacity approximately annually, (iv) China Power’s rights under the Construction Agreement are exclusive.

The Construction Agreement also provides that TaiHu shall be responsible for securing all necessary government approvals and ensuring the supply of all required utilities, such as electricity, water, communications and roadways, and China Power shall be responsible for obtaining all required financing for the plant and operating the plant with the most advanced technology available. The construction of the plant is estimated to take approximately two years.

Development of the plant shall be done through America-China (TaiHu) Energy Co. Ltd., incorporated under PRC laws by our subsidiary China Power. China Power will complete for the biomass fuel analysis report and the technical feasibilities for further development of the construction for TaiHu Biomass Energy Power/Plant ( 50MW) shortly. Management believes that they have no liabilities with regards to these transactions if the transactions can not be completed.

China Power completed the Fuel Analysis on TaiHu Biomass Energy Power/Plant ( 50MW).

China Power has completed THE FEASIBILITIES STUDY TaiHu Biomass Energy Power/Plant ( 50MW).

China Power has completed THE FEASIBILITIES STUDY on TaiHu Biomass Energy Power/Plant ( 50MW) as legally approved,contracted and conducted by CHINA ELECTRIC DESIGN AND RESEARCH INSTITUTION, the PRC licensed AAA+ power engneering firm.

The Comnpany is working on “EPC” - engineering, procurement and construction expertise /contracts now with China -State National AAA+ Engineering Firm to construct and build The Company’s TaiHu Biomass Energy Power/Plant ( 50MW) on a turnkey basis/solution, and with upset price guarantees and fixed construction completion timetables.

The Company is also finalizing for the long-term contract with China State-Grid for Electricity Power Sales Contracts with China-State Alternative Energy Policies Gurrantee for Biomass Energy for 100% Power Purchase by State-Grid and Gurrantee for Prices Selling at 0.61 -0.65/KWh.

Ongniute Biomass Energy Power/Plant ( 50MW) Investment Construction Agreement

On March 3, 2008, China Power entered into a Development and Construction Agreement (the “Construction Agreement”) with Ongniute County Government (“Ongniute”), Inner Mongolia Province, People’s Republic of China, pursuant to which China Power was granted the exclusive right to develop and construct a 50 megawatt biomass energy power plant. Specifically, under the Construction Agreement, Ongniute agreed to provide China Power with the land rights for up to 200 MU, or 133,400 square meters of land, to develop a biomass energy power plant, together with an additional 500,000 MU, or 333,500,000 square meters of land, rich in straw resources to support the power plant. Conversely, China Power has committed to invest up to 580 million Yuan, or approximately $81,586,000, towards the development of the power plant, including the payment to Ongniute of 56,000 Yuan, or approximately $7,877, for every 667 square meters of land provided by Ongniute.

In addition to the foregoing, under the Construction Agreement, Ongniute has guaranteed (i) the financing for up to 65% of the 580 million Yuan China Power has committed to the development of the power plant through a local bank at a preferred interest rate, (ii) that 100% of the power generated by the biomass energy plant shall be purchased by the China State Grid at a purchase price of between 0.60 and 0.65 Yuan, or approximately $0.09 and $0.08, per kilowatt and (iii) the payment of 13.2 million Yuan, or approximately $1,856,797, to China Power once construction of the power plant is completed.

The Construction Agreement also provides that Ongniute shall be responsible for securing all necessary government approvals and ensuring the supply of all required utilities, such as electricity, water, communications and roadways, and China Power shall be responsible for obtaining all required financing for the plant and operating the plant with the most advanced technology available. The construction of the plant is estimated to take approximately two years.

China Power’s rights under the Construction Agreement are exclusive, such that Ongniute may not allow the development of any other biomass energy power plants in Ongniute County for three years. In addition, Ongniute has agreed to ensure that the plant is not subject to income taxes for its first three years of operation and then subject to a tax rate of no more than 12.5% for the following three years.

Development of the plant shall be done through Ongniute America-China Green Energy Co. Ltd., which incorporated under PRC laws which is wholly owned by our subsidiary of China Power. China Power, Inc. will complete for the biomass fuel analysis report and the technical feasibilities for further development of the construction for Ongniute Biomass Energy Power/Plant ( 50MW) shortly. Management believes that they have no liabilities with regards to these transactions if the transactions can not be completed.

China Power completed the Fuel Analysis Report on Ongniute Biomass Energy Power/Plant ( 50MW)。

China Power has completed THE FEASIBILITIES STUDY on Ontniute Biomass Energy Power/Plant ( 50MW) as legally approved,contracted and conducted by CHINA ELECTRIC DESIGN AND RESEARCH INSTITUTION, the PRC licensed AAA+ power engneering firm.

The Company is working on “EPC” - engineering, procurement and construction expertise /contracts now with China -State National AAA+ Engineering Firm to construct and build The Company’s Ontniute Biomass Energy Power/Plant ( 50MW) on a turnkey basis/solution, and with upset price guarantees and fixed construction completion timetables.

The Company is also finalizing for the long-term contract with China State-Grid for Electricity Power Sales Contracts with China-State Alternative Energy Policies Gurrantee for Biomass Energy for 100% Power Purchase by State-Grid and Gurrantee for Prices Selling at 0.61 -0.65/KWh.

Huaxian Biomass Energy Power/Plant ( 50MW) Investment Construction Agreement

On March 19, 2008, China Power entered into a Development and Construction Agreement (the “Construction Agreement”) with Huaxian County Government (“Huaxian”), Hunan Province, People’s Republic of China, pursuant to which China Power was granted the exclusive right to develop and construct a 50 megawatt biomass energy power plant. Specifically, under the Construction Agreement, Huaxian has agreed to provide China Power with the land rights for up to 200 MU, or 133,400 square meters of land, to develop a biomass energy power plant. Conversely, China Power has committed to invest up to 580 million Yuan, or approximately $81,586,000 towards the development of the power plant.

In addition to the foregoing, according to the China Central Government’s currently alternative energy laws related to Biomass Energy Projects, under the Construction Agreement, Huaxian has guaranteed (i) the financing for up to 65% of the 580 million Yuan China Power has committed to the development of the power plant through a local bank at a preferred interest rate, (ii) that 100% of the power generated by the Biomass Energy plant shall be purchased by the China State Grid at a purchase price of between 0.60 and 0.65 Yuan, or approximately $0.09 and $0.08, per kilowatt, (iii) this Huaxian Biomass Energy Power Generation Plant/project has designated with a total potential of 400 million KW/hr power generation capacity approximately annually, (iv) China Power’s rights under the Construction Agreement are exclusive.

The Construction Agreement also provides that Huaxian  shall be responsible for securing all necessary government approvals and ensuring the supply of all required utilities, such as electricity, water, communications and roadways, and China Power shall be responsible for obtaining all required financing for the plant and operating the plant with the most advanced technology available. The construction of the plant is estimated to take approximately two years. Management believes that they have no liabilities with regards to these transactions if the acquisitions can not be completed.

China Power completed the Fuel Analysis Report on Huxian Biomass Energy Power/Plant ( 50MW)。

LongHua Biomass Energy Power Plant/ Project(50MW) Investment and Construction Agreement

On October 10, 2007, China Power entered into an agreement with LongHua Government and BeiJing JinRenTaiHe Trade Ltd.  Government to develop and construct a biomass energy power generation plant with a power capacity of 50MW. The parties estimate that it will take 2 years to complete the construction of the biomass energy generation plant at a cost of  RMB $580million (approximately USD$78 million) comprising of a cash investment of 35% and bank loans of 65%. The biomass energy power plant will be located at LongHua county in the town of TangTouGou village of LuoYing on a total of 200 MU lands. The Agreement provides that the LonHua Government will pay for the cost of the land and shall grant China Power the right to use the land for a term of 50 years in accordance with the State’s land use policy.

Pursuant to the terms of the agreement, the LongHua government will be responsible for (A) the coordination with the state, provincial and city governments; (B) registration of the project with the required governmental bodies; (C) providing tax incentives to China Power upon completion of the project; (D) assisting the Company with obtaining an additional 10-15 MU lands for the cultivation of the necessary biomass resources; and (E) allowing the Company to construct a well to provide water for construction of the plant.

The Company agreed to provide the LongHua government with RMB$1.65 million (approximately USD$222,000) in connection with the documentation and approval process necessary for the construction permits for the biomass plant.  The LongHua government has agreed to provide the Company will legal exclusive rights for the construction and operation of the plant and agreed not to engage in the construction of a similar biomass plant.

On January 23 2008, China Power executed an Amended Agreement with BeiJing JinRenTaiHe Trade Ltd. and Long-Hua Local Government that the 100% development rights of LongHua County Biomass Energy Power Plant/ Project (50MW) for further Investment and Construction Agreement will be fully legally 100% Development Rights transfer to China Power.

China Power will complete the biomass fuel analysis report and the technical feasibilities for further development of the construction for Long-Hua Biomass Energy Power/Plant ( 50MW) shortly. Management believes that they have no liabilities with regards to these transactions if the transactions can not be completed.

Con Yang Biomass Energy Power Plant/ Project(50MW) Investment and Construction Agreement

On October 29, 2007, China Power entered into an agreement to cooperate with the Con Yang Government. Pursuant to the agreement the Con Yang Government agreed to provide the Company with 200 MU lands in the Con Yang economic industry zone to develop and construct a biomass energy generation plant. The agreement contemplates the entry into a Lands Rights Agreement with the Con Yang Government Land & Resources Department for a term of 50 years. The parties anticipate that the total cost of the project to be RMB $580 million (approximately USD$78 million) comprising of a cash investment of 35% and bank loans of 65% and anticipate completion in 2010. The Agreement provides that the Con Yang Government will provide the Company will the lands for the cultivation of the straw and raw materials necessary for the project for a term of 50 years. In addition, the Agreement provides that it will be effective in 6 months until China provides a biomass projects feasibility study and contemplates the entry into a further agreement for execution of the biomass energy projects.

Management believes that there is no liabilities with regards to all the transactions if the transactions cannot be completed.

Additionally, China Holdings, Inc. and its controlled subsidiary : China Power, Inc. have doubled the commitments for further development, construction and contributions to The Clean Energy Power Plants/Industry in China, or/and worldwide , include Wind Energy, Biomass Clean Energy and Hydropower Plants. The Company will speed up its substantial corporate financings development, and partnerships with global private equity funds, and structure investments to optimize returns of the Company’s global investors, stockholders and investments. The company has increased its commitment to develop and maximize all the stockholders’ value on a long-terms basis.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHINA HOLDINGS, INC.

Date: November 20, 2008	By:	/s/ julianna lu
Chief Executive Officer
Chairperson of Board Directors